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                                                                    EXHIBIT 99.1

                       NORTH COUNTRY FINANCIAL CORPORATION
                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

This certification is provided pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C Section 1350, and accompanies the quarterly report on Form 10-Q for the quarter ended March 31, 2003, (the "Form 10-Q") of North Country Financial Corporation (the "Issuer").

     I, Sherry L. Littlejohn, President and Chief Executive Officer of the Issuer, certify that:

     (1) The Form 10-Q fully complies with the requirements of Section 13(a) or
         Section 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m(a) or 78o(d)); and
     (2) The information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operation of the Issuer.

/s/ Sherry L. Littlejohn
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Sherry L. Littlejohn
President and Chief Executive Officer
(chief executive and financial officer)
May 14, 2003


A signed original of this written statement required by Section 906 has been provided to North Country Financial Corporation, and will be retained by North Country Financial Corporation and furnished to the Securities and Exchange Commission or its staff upon request.